UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue			2244 Walnut Grove Avenue
(P.O. Box 976)			(P.O. Box 800)
Rosemead,	California	91770	Rosemead,	California	91770
(Address of principal executive offices)			(Address of principal executive offices)
(626)	302-2222		(626)	302-1212
(Registrant's telephone number, including area code)			(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Edison International:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE	LLC
Southern California Edison Company:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Cumulative Preferred Stock, 4.08% Series	SCEpB	NYSE American LLC
Cumulative Preferred Stock, 4.24% Series	SCEpC	NYSE American LLC
Cumulative Preferred Stock, 4.32% Series	SCEpD	NYSE American LLC
Cumulative Preferred Stock, 4.78% Series	SCEpE	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                          ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
At Edison International's ("EIX") and Southern California Edison Company's ("SCE") Annual Meeting of Shareholders on April 23, 2020, four matters for EIX and three matters for SCE were submitted to a vote of the respective shareholders: the election of eleven directors for EIX and twelve directors for SCE; ratification of the independent registered public accounting firm; an advisory vote to approve executive compensation; and a shareholder proposal regarding a shareholder vote on bylaw amendments (EIX only).
Shareholders elected eleven EIX nominees and twelve SCE nominees to the respective Boards of Directors. Each of the eleven EIX Director-nominees and twelve SCE Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

	For		Against		Abstentions		Broker Non-Votes
Name	EIX	SCE	EIX	SCE	EIX	SCE	EIX	SCE
Jeanne Beliveau-Dunn	298,100,952	440,572,006	5,912,376	320,154	327,276	201,054	19,281,763	14,273,286
Michael C. Camuñez	302,489,767	440,209,732	1,489,144	671,556	361,693	211,926	19,281,763	14,273,286
Vanessa C.L. Chang	283,263,388	440,254,126	20,737,859	630,042	339,357	209,046	19,281,763	14,273,286
James T. Morris	301,763,162	440,561,428	2,235,489	324,762	341,953	207,024	19,281,763	14,273,286
Timothy T. O’Toole	301,799,986	440,561,674	2,211,654	324,642	328,964	206,898	19,281,763	14,273,286
Kevin M. Payne (SCE only)		440,604,124		278,646		210,444		14,273,286
Pedro J. Pizarro	303,345,229	440,594,854	620,034	289,254	375,341	209,106	19,281,763	14,273,286
Carey A. Smith	303,531,598	440,455,864	473,754	402,174	335,252	235,176	19,281,763	14,273,286
Linda G. Stuntz	303,003,165	440,344,162	999,573	552,918	337,866	196,134	19,281,763	14,273,286
William P. Sullivan	302,498,974	440,203,792	1,503,117	680,010	338,513	209,412	19,281,763	14,273,286
Peter J. Taylor	303,407,437	440,587,300	573,138	298,530	360,029	207,384	19,281,763	14,273,286
Keith Trent	303,458,126	440,623,546	530,153	282,312	352,325	187,356	19,281,763	14,273,286

Shareholders of each of EIX and SCE voted on proposals to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, each of which received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	315,761,742	7,467,870	392,755	N/A
SCE	454,094,290	643,950	628,260	N/A

The advisory vote on each of the EIX's and SCE's executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	289,410,732	14,164,826	765,046	19,281,763
SCE	439,649,446	970,290	473,478	14,273,286

The shareholder proposal regarding a shareholder vote on bylaw amendments (EIX only) did not receive the affirmative vote of a majority of the votes cast and was not adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	5,315,754	297,991,248	1,033,602	19,281,763

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: April 24, 2020

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: April 24, 2020